UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 14, 2006 (June 13, 2006)

ZIX CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 370-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Item 8.01 Other Events
     Zix Corporation (the “Company”) held its 2006 Annual Meeting of Shareholders on June 13, 2006.
     At the meeting, the following four proposals were considered:
     (1) The shareholders elected as directors of the Company, Robert C. Hausmann, Charles N. Kahn III, James S. Marston, Antonio R. Sanchez III, Paul E. Schlosberg, Richard D. Spurr, and Dr. Ben G. Streetman. The following tabulation shows the votes with respect to this matter:

Nominee	Shares For	Shares Withheld

Robert C. Hausmann	46,052,976	4,149,077
Charles N. Kahn III	46,052,648	4,149,405
James S. Marston	46,011,876	4,190,177
Antonio R. Sanchez III	43,592,356	6,609,697
Paul E. Schlosberg	46,035,192	4,166,861
Richard D. Spurr	45,899,607	4,302,446
Dr. Ben G. Streetman	46,040,869	4,161,184
     (2) The shareholders voted to approve the adoption of the Zix Corporation 2006 Directors’ Stock Option Plan. The Plan is attached hereto as Exhibit 10.1. For a description of the Plan see the Company’s Proxy Statement, dated May 3, 2006, pertaining to the Annual Meeting of Shareholders. The following tabulation shows the votes with respect to this matter:

For	18,595,293
Against	6,074,416
Abstain	255,591
Broker NonVotes	25,276,753
     (3) The shareholders voted to approve the adoption of an amendment to the Zix Corporation 2005 Stock Compensation Plan. The Plan, as amended and restated, is attached hereto as Exhibit 10.2. For a description of the Plan, as proposed to be amended, see the Company’s Proxy Statement, dated May 3, 2006, pertaining to the Annual Meeting of Shareholders. The following tabulation shows the votes with respect to this matter:

For	18,669,741
Against	6,002,449
Abstain	253,110
Broker NonVotes	25,276,753
     (4) The shareholders voted to approve the issuance of shares in excess of the share cap in connection with the convertible notes transaction originally entered into by the Company in November 2004. The following tabulation shows the votes with respect to this matter:

For	13,908,268
Against	10,014,120
Abstain	251,648
Broker NonVotes	26,028,017

     All four matters were approved.
     Also, the Company’s Chairman and Chief Executive Officer, Richard D. Spurr, made a presentation relating to the Company’s business during the Annual Meeting. Substantially the text of Mr. Spurr’s remarks were included in the Company’s filing on Form 8-K, filed June 13, 2006. Mr. Spurr’s remarks were accompanied by the following “safe harbor” statement pursuant to the Private Securities Litigation Reform Act of 1995:
     “The presentation may include certain forward-looking statements that are based on the current beliefs of, assumptions made by, or information currently available to ZixCorp’s management. Forward-looking statements may include words such as anticipate, believe, estimate, expect, forecast, hope, intend, may, outlook, project, will, could, should, or other similar expressions. ZixCorp’s actual results, performance, prospects, or opportunities in 2006 and beyond could differ materially from those expressed in or implied by these statements.
     Information concerning risk factors that could allow actual results to differ materially from those expressed in or implied by these forward-looking statements is contained in ZixCorp’s filings with the Securities and Exchange Commission and earnings press releases. Except as required by federal securities regulations, ZixCorp undertakes no obligation to publicly update or revise any forward-looking statement for any reason after the date of this meeting.”
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description
10.1	Zix Corporation 2006 Directors’ Stock Option Plan

10.2	Zix Corporation 2005 Stock Compensation Plan, amended and restated as of June 13, 2006
SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION
Date: June 14, 2006	By:	/s/ Bradley C. Almond
Bradley C. Almond
Vice President, Chief Financial Officer and Treasurer

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